                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                                March 24, 1998
                     -------------------------------------
               Date of Report (Date of earliest event reported)



                         Lincoln National Corporation
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Indiana                       1-6028                 35-1140070
----------------------------         --------------       ------------------
(State or other jurisdiction           (Commission            (IRS Employer
         of incorporation)            File Number)        Identification No.)



             200 East Berry Street, Fort Wayne, Indiana 46802-2706
             -----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)



                                (219) 455-2000
                         -----------------------------
                        (Registrant's telephone number)



                               Page 1 of 4 Pages
                            Exhibit Index on Page 4

ITEM 5.  OTHER EVENTS.

         On March 24, 1998, Lincoln National Corporation (the "Company") closed the sale of $100,000,000 principal amount of its 6 1/2% Notes due March 15, 2008 (the "2008 Notes") and $200,000,000 principal amount of its 7% Notes due
March   15, 2018 (the "2018 Notes" and, together with the 2008 Notes, the
"Notes"), all pursuant to an Underwriting Agreement dated March 19, 1998 and a Pricing Agreement relating to the Notes dated March 19, 1998, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated. The Notes were issued pursuant to that certain Indenture dated as of September 15, 1994 between the Company and The Bank of New York, as trustee. The Notes have been registered under the Securities Act of 1933, as amended, by Registration Statement on Form S-3 (File No. 33-59785).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.



           Exhibit
           Number                                Description
           ------                                -----------
             1.1        Underwriting Agreement dated March 19, 1998

             1.2 Pricing Agreement dated March 19, 1998 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated.

             4.1        Form of 2008 Note

             4.2        Form of 2018 Note





                              Page 2 of 4 Pages
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LINCOLN NATIONAL CORPORATION


                                                By   /s/  John L. Steinkamp
                                                   ----------------------------
                                                Name:  John L. Steinkamp
                                                Title: Vice President and
                                                       Associate General Counsel

Date: March 24, 1998










                              Page 3 of 4 Pages
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                                EXHIBIT INDEX




Exhibit
Number                           Description
------                           -----------
  1.1      Underwriting Agreement dated March 19, 1998

  1.2      Pricing Agreement dated March 19, 1998 among the Company and Merrill
           Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and
           Morgan Stanley & Co. Incorporated.

  4.1      Form of 2008 Note

  4.2      Form of 2018 Note





                               Page 4 of 4 Pages